SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 4, 2004
          -------------------------------------------------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)




    Maryland                       001-09279                        13-3147497
-------------------------------------------------------------------------------
(State or other              (Commission file No.)               (IRS Employer
  jurisdiction of                                                   I.D. No.)
  incorporation)


       60 Cutter Mill Road, Suite 303, Great Neck, New York     11021
       --------------------------------------------------------------
       (Address of principal executive offices)             (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

Item 5.   Other Events and Required FD Disclosure.

         On June 4, 2004, Registrant consummated an amendment to its existing $30 million revolving credit facility to add two new lenders and to bring the total amount of the facility up to $62.5 million. The lenders are Valley National Bank, Merchants Bank Division, Bank Leumi USA, Israel Discount Bank of New York and Manufacturers and Traders Trust Company. The material terms of the transaction are as follows:

Lender: Valley National Bank, Merchants Bank Division, Bank Leumi USA, Israel Discount Bank of New York and Manufacturers and Traders Trust Company.

Guarantors:       All subsidiaries of Registrant whose properties are not
                  encumbered by mortgage debt guaranteed the credit facility.
                  Subsidiaries of Registrant formed post-closing are required to become guarantors so long as their properties are not encumbered by mortgage debt. Subject to certain conditions, a guarantor may be released from its guaranty when it mortgages its property.

Amount: $62,500,000. As of the date hereof, the Registrant has not drawn down on the credit facility.

Loan Type:        The credit facility is a revolving facility (i.e. funds can be borrowed, repaid and borrowed again).

Use of
  Proceeds:       (1) Acquisition or financing of commercial real estate, and
                  (2) repayment of mortgage debt.

Maturity Date:    March 31, 2007.

Rate: At option of the Company, either at LIBOR plus 2.50% or at the Prime Rate of the Lenders.

Fees: There was a total of $575,000 in commitment fees paid in connection with the credit facility. Registrant also paid the out of pocket expenses of the Lender in connection with the transaction (including legal fees).

                  In addition, there is an "unused fee" payable monthly, equal to .25% per annum of the difference between the loan balance and the maximum loan amount of $62,500,000.

Accounts:         Borrower and affiliates are to maintain balances with Lender in qualifying accounts of at least 10% of outstanding balance due under credit facility.


Financial
  Covenants:      The Loan Agreement contains various financial and other
                  covenants and restrictions.  The most significant are that
                  (i) Total Secured Debt (principally mortgage debt) to Total
                  Secured Value (essentially the value of Registrant's or its subsidiaries' properties as calculated by formulas set forth in the new credit facility which are encumbered by mortgage debt) shall not exceed .70 to 1.00; (ii) Registrant may not have more than $90 million of Investment in Venture Interests (joint ventures and other strategic alliances); (iii) Total Debt to Total Value shall not exceed
                  .70 to 1.00; (iv) Total Adjusted Net Operating Income to Debt
                  Service shall not be less than 1.65 to 1.00; (v) Registrant and its Subsidiaries must own at least six (6) properties which are not encumbered by a mortgage and which have a Total
                  Unsecured Value of at least $15 million; (vi) Registrant must maintain a Net Worth at least equal to $135 million; (vii) total outstanding Loans to unsecured value shall not exceed
                  2.00:1; and (viii) the ratio of EBIT to Fixed Charges must be at least 1.35:1. Capitalized terms are specifically defined in Restated Loan Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements - none.
         (b) Pro Forma Financial Information - not applicable.
         (c) Exhibits - Amended and Restated Loan Agreement dated as of June 4, 2004 between One Liberty Properties, Inc. and certain subsidiaries and Valley National Bank, Merchants Bank Division, Bank Leumi USA, Israel Discount Bank of New York and Manufacturers and Traders Trust Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                       ONE LIBERTY PROPERTIES, INC.


Date:     June 4, 2004                 By:  /s/ Simeon Brinberg
                                       -----------------------------------
                                       Simeon Brinberg
                                       Senior Vice President

                   AMENDED AND RESTATED LOAN AGREEMENT


         THIS AMENDED AND RESTATED LOAN AGREEMENT made as of the 4th day of June, 2004 by ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the "Borrower") the Guarantors set forth on Schedule 1.01, VALLEY NATIONAL BANK, Merchants Bank Division, with an address at 275 Madison Avenue, New York, New York 10016 ("Merchants") and the lending institutions listed on
Schedule 1:


                        DEFINITIONS AND ACCOUNTING TERMS

         Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):


"Adjusted LIBOR Rate" means for any LIBOR Interest Period applicable to any LIBOR Rate Loan, the rate per annum as determined on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for deposits, for a period of time comparable to such LIBOR Interest Period, in U.S. Dollars as it appears on the Dow Jones Telerate Service page 3750 (or such other pages as may replace page 3750 on that service or such other service as may by nominated by the BBA for the purpose of displaying BBA Interest Settlement Rates) as of 11:00 a.m. London time on the day that is two (2) Business Days prior to the beginning of such LIBOR Interest Period; provided, however, if the rate described above does not so appear on any applicable interest determination date, the Adjusted LIBOR Rate shall be the rate for deposits in dollars for a period substantially equal to the interest period on the Reuters Page LIBO (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates) as of 11:00 a.m. (London time) on the day that is two (2) Business Days prior to the beginning of such LIBOR Interest Period.

         If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days prior to the beginning of such LIBOR Interest Period preceding the first day of such LIBOR Rate Loan as selected by Lender. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of all of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Rate Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Business Days preceding the first day of such LIBOR Rate Loan. In the event that Lender is unable to obtain any such quotation as provided above, it will be deemed that the Adjusted LIBOR Rate pursuant to a LIBOR Rate Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve system shall impose a Reserve Percentage with respect to LIBOR deposits of Lender, then for any period during which such Reserve Percentage shall apply, the Adjusted LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

         "Adjusted Net Operating Income" means the base rent of all properties subject to the covenant being tested less operating expenses and an assumed three (3%) percent management fee allowance.

         "Affiliate" means, as to any Person: (i) a Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (ii) a Person which directly or indirectly beneficially owns or holds five (5%) percent or more of any class of voting stock of, or five (5%) percent or more of the equity interest in, such Person; or (iii) a Person five (5%) percent or more of the voting stock of which, or five (5%) percent or more of the equity interest of which, is directly or indirectly beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. For the purposes of calculating the Required Balances required in 0 hereof, executive officers of the Borrower and Persons controlled by such executive officers shall be considered Affiliates.

         "Agreement" means this Loan Agreement, as amended, supplemented or modified from time to time.

         "Applicable Margin" means the following percentage points with respect to the Floating Rate or Adjusted LIBOR Rate, as applicable.


         LIBOR Rate Loan                          Floating Rate Loan
         Applicable Margin                        Applicable Margin

               2.50%                                     0%
               -----                                    ----

         "Board of Governors" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrowing Notice" shall have the meaning set forth in 0 of the Agreement.

         "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and in the case of LIBOR Rate Loans, also a day which is a London Business Day.

         "Capital Lease" means a lease which has been or should be, in accordance with GAAP, capitalized on the books of the lessee.

         "Collateral" means all property which is subject or is to be subject to the security interest granted by the Pledge Agreement(s).
         "Commitment" means the amount set forth on Schedule 1 with respect to each Lender's obligation to make Revolving Credit Loans to the Borrower pursuant to the terms and subject to the conditions of this Agreement.

         "Commitment Percentage" means with respect to each Lender, the percentage set forth on Schedule 1 as such Lender's percentage of the aggregate Commitments of all of the Lenders.

         "Consolidated EBIT" means the Consolidated Net Income (or Deficit) of the Borrower and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with GAAP.

         "Consolidated Net Income (or Deficit)" means the consolidated net income (or deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

         "Consolidated Total Interest Expense" means for any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Debt of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

         "Corporate Guarantor" or "Corporate Guarantors" means each of, or all of, as the context requires, those Corporate Guarantors, if any, set forth on
Schedule 1.01.

         "Credit Period" shall have the meaning set forth in 0hereof.

         "Debt" means, as to any Person: (i) all indebtedness or liability of such Person for borrowed money; (ii) all indebtedness of such Person for the deferred purchase price of property or services (including trade obligations);
(iii) all obligations of such Person as a lessee under Capital Leases; (iv) all current liabilities of such Person in respect of unfunded vested benefits under any Plan; (v) all obligations of such Person under letters of credit issued for the account of such Person; (vi) all obligations of such Person arising under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; (viii) all obligations secured by any Lien on property owned by such Person whether or not the obligations have been assumed; (ix) liabilities of such Person under interest rate protection and similar agreements; (x) liabilities of such Person under any preferred stock or other preferred equity instrument which, at the option of the holder or upon the occurrence of one or more events, is redeemable by such holder, or which, at the option of such holder is convertible into Debt;
(xi) indebtedness of any partnership of which such Person is a general partner; and (xii) all other liabilities recorded as such, or which should be recorded as such, on such Person's financial statements in accordance with GAAP.

         "Debt Service" means all scheduled principal amortization and all scheduled interest payments due within twelve (12) calendar months from any calculated period that become due and payable pursuant to any agreement or instrument to which the Borrower, Guarantor or any of its Subsidiaries is a party, but excluding from the calculation therefrom, (i) the amount of any principal payment due under this Agreement at the Maturity Date and (ii) the amount by which any principal payment due at the maturity date of any other agreement exceeds the regularly scheduled payment of principal due thereunder.

         "Default" means any of the events specified in 0 of this Agreement, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

         "Default Rate" means in respect of any Loans not paid when due (whether at stated maturity, by acceleration or otherwise), a rate of interest per annum during the period commencing on the due date thereof until such Loans are paid in full equal to (a) in respect of the principal amount of Floating Rate Loans, 3% in excess of the Prime Rate as in effect from time to time plus the Applicable Margin, and (b) in respect of the principal amount of LIBOR Rate Loans, 3% in excess of the Adjusted LIBOR Rate in effect thereon at the time of such default plus the Applicable Margin until the end of the then current LIBOR Interest Period therefor and, thereafter, 3% in excess of the Prime Rate as in effect from time to time plus the Applicable Margin; and in respect of other amounts payable by any Borrower hereunder (including interest) not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such other amounts are paid in full equal to 3% in excess of the Prime Rate as in effect from time to time plus the Applicable Margin.

         "Dividends" means, with respect to any Person, (i) any dividend (whether payable in cash, stock, other equity or debt instrument or in assets),
(ii) the purchase, redemption, retirement or other acquisition for value of any of such Person's capital stock now or hereafter outstanding, (iii) the making of any distribution of assets to such Person's stockholders as such, whether in cash, assets, or in obligations of such Person, (iv) the allocation or other setting apart of any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of such Person's capital stock or (v) the making of any other distribution by reduction of capital or otherwise in respect of any share of such Person's capital stock.

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "Encumbered Property" or "Encumbered Properties" shall mean a Property or Properties encumbered by a security interest, mortgage or any other Lien upon or charge against or interest in the property to secure payment of a debt or performance of an obligation.

         "Equity Interests" means all securities, shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or similar entity, whether voting or nonvoting, certificated or uncertificated, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and the published interpretations thereof as in effect from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) which together with any other Person would be treated, with such Person, as a single employer under Section 4001 of ERISA.

         "Event of Default" means any of the events specified in 0 of this Agreement, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

         "Fixed Charges" means, for any period of time, (1) Consolidated Total Interest Expense plus (2) Preferred Dividend Expense and regularly scheduled principal amortization due within twelve (12) calendar months from any calculated period that becomes due and payable pursuant to any agreement or instrument to which the Borrower, Guarantor or any of its Subsidiaries is a party, but excluding from the calculation therefrom, (i) the amount of any principal payment due under this Agreement at the Maturity Date and (ii) the amount by which any principal payment due at the maturity date of any other agreement exceeds the regularly scheduled payment of principal due thereunder.

         "Floating Rate" means a rate of interest equal to the Prime Rate plus the Applicable Margin.

         "Floating Rate Loans" mean collectively, all Loans bearing interest at the Floating Rate.

         "GAAP" means Generally Accepted Accounting Principles.

         "Generally Accepted Accounting Principles" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Financial Accounting Standards Board ("FASB") or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition, operations and cash flows of a Person, except that any accounting principle or practice required to be changed by the FASB (or other appropriate board or committee of the FASB) in order to continue as a generally accepted accounting principle or practice may be so changed. Any dispute or disagreement between the Borrower and the Lender relating to the determination of Generally Accepted Accounting Principles shall, in the absence of manifest error, be conclusively resolved for all purposes hereof by the written opinion with respect thereto, delivered to the Lender, of the independent accountants selected by the Borrower and approved by the Lender for the purpose of auditing the periodic financial statements of the Borrower.

         "General Partnership Guarantor" or "General Partnership Guarantors" means each of, or all of, as the context requires, those General Partnership Guarantors, if any, set forth on Schedule 1.01.

         "Guarantor" or "Guarantors" means each of, or all of, as the context requires, those Corporate Guarantors, Limited Liability Company Guarantors, General Partnership Guarantors and Limited Partnership Guarantors set forth on
Schedule 1.01, and any other Person which is required to guarantee the obligations of the Borrower in accordance with 0 of this Agreement.

         "Guaranty" or "Guaranties" means a guaranty or guaranties required to be executed and delivered by a Guarantor or Guarantors pursuant to 0 and 0 of this Agreement.

         "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et. seq.), and in the regulations adopted and publications or interpretations promulgated pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation.

         "Institutional Lender" is any bank, savings bank, savings and loan association, trust company, credit union, insurance company or finance company nationally recognized such as General Motors Acceptance Corporation and General Electric Credit Corporation.

         "Intercreditor and Payment Sharing Agreement" means the agreement among the Lenders with respect to the Lenders' respective rights in the Collateral and collections from the Borrower and Guarantors.

         "Interest Payment Date" means the first Business Day of each month.

         "Investment" means any stock, evidence of Debt or other security of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guaranty of loans made to others (except for current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms in the ordinary course of business and except for limited guaranties executed in connection with non-recourse mortgage financing) and (i) any purchase of any security of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase, or any other investment.

         "Lender" means each of, or as the context requires, all the Lenders set forth on Schedule 1 in proportion to their Pro Rata Share.

         "LIBOR Based Rate" means a rate of interest on the Loans equal to the Adjusted LIBOR Rate plus the Applicable Margin.

         "LIBOR Interest Period" means a period of one, two or three months duration during which the LIBOR Based Rate is applicable.

         "LIBOR Rate Loans" means collectively, all Loans bearing interest at the LIBOR Based Rate.

         "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance (other than utility easements, reciprocal easement agreements, party-wall agreements and similar items in the ordinary course of business), lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.

         "Limited Liability Company Guarantor" or "Limited Liability Company Guarantors" means each of, or all of, as the context requires, those Limited Liability Company Guarantors, if any, set forth on Schedule 1.01.

         "Limited Partnership Guarantor" or "Limited Partnership Guarantors" means each of, or all of, as the context requires, those Limited Partnership Guarantors, if any, as set forth on Schedule 1.01.

         "Loan" or Loans" means one or more, as the context requires, of the Revolving Credit Loans.

         "Loan Documents" means this Agreement, the Note, the Guaranties, the Pledge Agreements and any other document executed or delivered pursuant to this Agreement.

         "London Business Day" means any day on which commercial banks are open for international business in London.

         "Material Adverse Change" means, as to any Person, (i) a material adverse change in the financial condition, business, operations, properties, prospects or results of operations of such Person or (ii) any event or occurrence which could have a material adverse effect on the ability of such Person to perform its obligations under the Loan Documents.

         "Maturity Date" shall have the meaning assigned to such term in 0 of this Agreement.

         "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA which covers employees of the Borrower or any ERISA Affiliate.

         "Net Worth" shall mean the amount by which all the assets of the Borrower, as determined in accordance with GAAP, at any given time exceed the liabilities.

         "New Encumbered Properties" means Encumbered Properties acquired by the Borrower, a Guarantor or a subsidiary of the Borrower or a Guarantor that they have owned for less than one year.

         "New Unencumbered Properties" means unencumbered properties acquired by the Borrower, a Guarantor or a Subsidiary of the Borrower or a Guarantor that they have owned for less than one year.

         "Note" means each Revolving Credit Note.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Investments" means: (i) direct obligations of the United States of America or any governmental agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) time certificates of deposit having a maturity of one year or less issued by any commercial bank organized and existing under the laws of the United States or any state thereof and having aggregate capital and surplus in excess of $1,000,000,000.00 other than such time certificates of deposit at the Lender; (iii) money market mutual funds having assets in excess of $2,500,000,000; (iv) commercial paper rated not less than P-1 or A-1 or their equivalent by Moody's Investor Services, Inc. or Standard & Poor's Corporation, respectively; (v) tax exempt securities rated Prime 2 or better by Moody's Investor Services, Inc. or A-1 or better by Standard & Poor's Corporation; (vi) the fee or leasehold interest in (or a mortgage/deed of trust encumbering) retail, office, industrial, multi-family residential and other commercial real estate located in the 48 contiguous United States; (vii) investments by the Borrower in its Subsidiaries, (viii) investments in stock of real estate investment trusts listed on a nationally recognized stock exchange in an aggregate amount not exceeding $10,000,000.00,
(ix) investments in an aggregate amount not exceeding $90,000,000.00 in Venture Interests in persons owning Properties provided however, that Borrower or Subsidiary shall have management authority, equivalent to a manager of a limited liability company, in the persons owning the Properties, and (x) time certificates of deposit issued by the Lender.

         "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a federal, state or local government, or a political subdivision thereof, or any agency of such government or subdivision.

         "Plan" means any employee benefit plan established, maintained, or to which contributions have been made by, the Borrower or any ERISA Affiliate.

         "Pledge Agreement" or "Pledge Agreements" means one or more of the security agreements to be executed and delivered pursuant to 0 and Section 0 of this Agreement.

         "Preferred Dividend Expense" means , for any period, the aggregate of all distributions made on preferred stock or other preferred beneficial interest of Borrower, Guarantors and their respective Subsidiaries.

         "Prime Rate" means the rate of interest stated by each Lender to be its prime rate, reference rate or base rate in effect from time to time; each change in said rate shall be effective as of the date of such change.

         "Pro Rata Share" shall have the meaning set forth in the Intercreditor and Payment Sharing Agreement as may be amended from time to time.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

         "Property" or "Properties" mean commercial real property in which (i) the Borrower, Guarantor and/or Subsidiary owns a fee or leasehold interest, or
(ii) the Borrower, Guarantor and /or Subsidiary owns a Venture Interest in a Person that owns a fee or leasehold interest, or (iii) the Borrower, Guarantor and/or Subsidiary owns a Venture Interest in a Person that owns a fee or leasehold interest.

         "Real Estate Acquisition Information" means copies and abstracts of any and all information relating to any of the Properties including but not limited to appraisals, financial information, rent rolls, lease abstracts and any such other information as requested by the Lender in its sole and absolute discretion and in the possession of Borrower, Guarantor and/or Subsidiary.

         "Regulation D" means Regulation D of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation T" means Regulation T of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation U" means Regulation U of the Board of Governors, as the same may be amended and in effect from time to time.

         "Regulation X" means Regulation X of the Board of Governors, as the same may be amended and in effect from time to time.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Reserve" means for any day, that reserve (expressed as a decimal) which is in effect (whether or not actually incurred) with respect to Lender on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Lender is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which Lender is subject), for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for Eurocurrency liabilities as defined in Regulation D.

         "Reserve Percentage" means for Lender on any day, that percentage (expressed as a decimal) which is in effect on such day, prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Lender is subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which Lender is subject) for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for "Eurocurrency liabilities" as defined in Regulation D, in each case used to fund a LIBOR Rate Loan subject to an Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective day of any change in the Reserve Percentage.

         "Revolving Credit Loan" or "Revolving Credit Loans" shall be deemed a reference to Lenders' Revolving Credit Loans as defined in 0 of this Agreement.

         "Revolving Credit Note" or "Revolving Credit Notes" shall be deemed a reference to each Lenders' Revolving Credit Note as defined in 0 of this Agreement.

         "SEC" means The United States Securities and Exchange Commission.

         "Subsidiary" means, as to any Person, any corporation, partnership, limited liability company or joint venture whether now existing or hereafter organized or acquired (i) in the case of a corporation, of which one hundred percent (100%) of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership, limited liability company or joint venture, of which one hundred percent (100%) of the partnership, membership or other ownership interests are at the time owned by such Person and/or one or more Subsidiaries of such Person.

         "Total Debt" means Total Secured Debt plus Total Unsecured Debt.
                                               ----

         "Total Secured Debt" means all Debt of the Borrower, the Guarantors and their respective Subsidiaries attributable to their Encumbered Properties.

         "Total Unsecured Debt" means all Debt of the Borrower, the Guarantors and their respective Subsidiaries other than Total Secured Debt.

         "Total Value" means Total Secured Value plus Total Unsecured Value.
                                                 ----

         "Total Secured Value" means the value of the Borrower's, Guarantors' and their respective Subsidiaries' Encumbered Properties (other than New Encumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of 9.75%, plus the value of the Borrower's, Guarantors' and their respective Subsidiaries' New Encumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating Income thereof at a rate of 9.75% or (ii) the purchase price thereof, provided however that such Encumbered Property must be improved and have a positive cash flow.

         "Total Unsecured Value" means the value of the Borrower's, Guarantors' and their respective Subsidiaries' Unencumbered Properties (other than New Unencumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of 9.75%, plus the value of the Borrower's, Guarantors' and their respective Subsidiaries' New Unencumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating Income thereof at a rate of 9.75% or (ii) the purchase price thereof, provided however that such Unencumbered Property must be improved and have a positive cash flow.

         "Unencumbered Properties" shall mean a Property or Properties unencumbered by any security interest, mortgage or any other Lien upon or charge against or interest in the Property to secure payment of a debt or performance of an obligation.

         "Unused Facility Fee" shall have the meaning set forth in 0 hereof.

         "Venture Interest" means as to any Person, any corporation, partnership, limited liability company or joint venture whether now existing or hereafter organized or acquired (i) in the case of a corporation, of which less than a majority but equal to or more than 25% of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership, limited liability company or joint venture, of which less than a majority but equal to or more than 25% of the partnership, membership or other ownership interests are at the time owned by such Persona and/or one or more Subsidiaries of such Person.

         "Written-Off Subsidiary" shall mean a Subsidiary (other than a Subsidiary which is also a Guarantor) in which the assets of such Subsidiary have been written down to a net value of $0 on the consolidated books of the Borrower.

         Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and including".


         Accounting Terms. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under GAAP.


         Construction.

                  All references in this Agreement to "Sections" or "sub-sections" shall be deemed, unless otherwise noted, to be references to the Sections or sub-sections of this Agreement.


                  All references in this Agreement to an "Exhibit" or "Exhibits" or to a "Schedule" or "Schedules" shall be deemed, unless otherwise noted, to be references to the Exhibits and Schedules annexed to this Agreement.


                  All references to a Subsidiary shall be deemed, unless otherwise noted, to be references to a Subsidiary of the Borrower or a Subsidiary of a Guarantor.


         Calculation of Financial Requirements. All calculations of Financial Requirements set forth in 0 of this Agreement when referable to a Property or Properties of a Venture Interest shall be computed by applying the percentage interest owned by the Borrower, Guarantor and/or Subsidiary to the applicable Accounting Term, Financial Requirement or other term, to be computed.



                          AMOUNT AND TERMS OF THE LOANS

         Revolving Credit Loans. Each Lender agrees, on and after the date of this Agreement, on the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth in this Agreement, to lend to the Borrower, severally and not jointly, and prior to the Maturity Date (the "Credit Period") such amounts as the Borrower may request from time to time (individually, a "Revolving Credit Loan" or collectively, the "Revolving Credit Loans"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans outstanding at any one time shall not exceed the Lenders' Commitment as it may be reduced pursuant to 0 hereof. Borrower may borrow Revolving Credit Loans by means of Floating Rate Loans and LIBOR Rate Loans. The Revolving Credit Loans shall be made pro rata in accordance with each Lenders' Commitment Percentage.

         Revolving Credit Note. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note") dated the date hereof and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment and shall be entitled to the benefits of and shall be subject to the provisions of this Agreement. At the time of the making of each Revolving Credit Loan and at the time of each payment of principal thereon, the holder of each Revolving Credit
Note is hereby authorized by the Borrower to make a notation on the schedule annexed to the Revolving Credit Note of the date and amount of the Revolving Credit Loan or payment, as the case may be. Failure to make a notation with respect to any Revolving Credit Loan shall not limit or otherwise affect the obligation of the Borrower hereunder or under each Revolving Credit Note with respect to such Revolving Credit Loan, and any payment of principal on the Revolving Credit Note by the Borrower shall not be affected by the failure to make a notation thereof on said schedule.

         Interest.

                  Rate Options. Except as provided below, all Loans shall bear
                  -------------
interest at the applicable Floating Rate. At the time of each Loan, and thereafter from time to time, Borrower shall have the right, subject to the terms and conditions of this Agreement, and provided no Event of Default has occurred and is continuing, to designate to Lender in a writing that all or a portion of the Loans shall bear interest at either the (1) LIBOR Based Rate or
(2) Floating Rate. Interest on each portion thereof shall accrue and be paid at the time and rate applicable to the respective option selected by Borrower or otherwise governing under the terms of this Agreement. If for any reason the LIBOR Based Rate option is unavailable, the Floating Rate shall apply. The rate of interest on Floating Rate Loans shall increase or decrease by an amount equal to any increase or decrease in the Prime Rate effective as of the opening of business on the day that any such change in the Prime Rate occurs.

                  Requests. Provided no Event of Default has occurred and is
                  ---------
continuing, and subject to the provisions of this 0, if Borrower desires to have the LIBOR Based Rate apply to all or a portion of the Loans, Borrower shall give Lender a written irrevocable request no later than 12:00 Noon Eastern time two
(2) Business Days prior to the requested borrowing date specifying (i) the date the LIBOR Based Rate shall apply (which shall be a Business Day), (ii) the LIBOR Interest Period, and (iii) the amount to be subject to the LIBOR Based Rate provided that such amount shall be an integral multiple of $100,000. In no event may Borrower have outstanding at any time more than five different tranches of LIBOR Rate Loans.

                  LIBOR Interest Periods. LIBOR Rate Loans shall be selected by
                  -----------------------
Borrower for a LIBOR Interest Period during which the LIBOR Based Rate is applicable; provided, however, that (x) if the LIBOR Interest Period would otherwise end on a day which shall not be a Business Day, such LIBOR Interest Period shall be extended to the next preceding or succeeding Business Day as is customary in the market to which such LIBOR Rate Loan relates. All accrued and unpaid interest on a LIBOR Rate Loan shall be paid at the end of the applicable LIBOR Interest Period in accordance with 0 Notwithstanding anything herein contained to the contrary, no LIBOR Interest Period with respect to any of the Revolving Credit Loans may end after the Maturity Date. Subject to all of the terms and conditions applicable to a request to convert all or a portion of the Loans to a LIBOR Rate Loan, Borrower may extend a LIBOR Rate Loan as of the last day of the LIBOR Interest Period to a new LIBOR Rate Loan. If Borrower fails to notify Lender of the LIBOR Interest Period for a subsequent LIBOR Rate Loan at least two (2) Business Days prior to the last day of the then current LIBOR Interest Period of an outstanding LIBOR Rate Loan, then such outstanding LIBOR Rate Loan shall, at the end of the applicable LIBOR Interest Period, accrue interest at the Floating Rate.

                  Adjustments. The Adjusted LIBOR Rate may be automatically
                  ------------
adjusted by Lender on a prospective basis to take into account the increased costs of the Lender in making or maintaining LIBOR Rate Loans hereunder due to changes in applicable law or regulation or the interpretation thereof occurring subsequent to the commencement of the then applicable LIBOR Interest Period, including but not limited to, changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor or other applicable governing body), excluding the Reserve Percentage and any Reserve which has resulted in a payment pursuant to 0 below, that increase the cost to Lender of funding the LIBOR Rate Loan. Lender shall promptly give Borrower notice of such a determination and adjustment, which determination shall be prima facie evidence of the correctness of the fact and the amount of such adjustment.

                  Unavailability. If Borrower shall have requested the rate
                  ---------------
based on the Adjusted LIBOR Rate in accordance with this 0 and Lender shall have reasonably determined, in good faith, that Eurodollar deposits equal to the amount of the principal of the requested LIBOR Rate Loan and for the LIBOR Interest Period specified are unavailable, or that the rate based on the Adjusted LIBOR Rate will not adequately and fairly reflect the cost of the Adjusted LIBOR Rate applicable to the specified LIBOR Interest Period, of making or maintaining the principal amount of the requested LIBOR Rate Loan during the LIBOR Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate means do not exist for ascertaining the rate based on the Adjusted LIBOR Rate applicable to the specified LIBOR Interest Period, Lender shall promptly give notice of such determination to Borrower that the rate based on the Adjusted LIBOR Rate is not available. A determination, in good faith, by Lender hereunder shall, absent manifest error, be prima facie evidence of the correctness of the fact and amount of such additional costs or unavailability. Upon such a determination, (i) the obligation to convert to, or maintain a LIBOR Rate Loan at the rate based on the Adjusted LIBOR Rate shall be suspended until Lender, shall have notified Borrower that such conditions shall have ceased to exist, and (ii) the portion of the Loans subject to the request or requested conversion shall accrue interest at the Floating Rate.

                  Illegality. Notwithstanding anything to the contrary herein
                  -----------
contained, if any change in any law or regulation or in the interpretation thereof after the date hereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for Lender to make or maintain any LIBOR Rate Loan, then, by written notice to Borrower, Lender may: (i) declare that LIBOR Rate Loans will not thereafter be made by Lender hereunder, whereupon Borrower shall be prohibited from requesting LIBOR Rate Loans from Lender hereunder unless such declaration is subsequently withdrawn; and (ii) if unlawful to be so maintained, require that all outstanding LIBOR Rate Loans made by it be converted to Floating Rate Loans, in which event (x) all such LIBOR Rate Loans shall be automatically converted to Floating Rate Loans as of the effective date of such notice as provided in the sentence below and (y) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Rate Loans shall instead be applied to repay the Floating Rate Loans resulting from the conversion of such LIBOR Rate Loans. For purposes of this Paragraph 0, a notice to Borrower by Lender pursuant to this paragraph shall be effective, if lawful, on the last day of the then current LIBOR Interest Period; in all other cases, such notice shall be effective on the day of receipt by Borrower.

                  Capital Adequacy. If, due to either (i) the introduction of or
                  -----------------
any change in or in the interpretation of any law or regulation after the date hereof or (ii) the compliance with any guideline or request from any central bank or other governmental authority (where or not having the force of law) issued after the date hereof (each a "Change of Law"), there shall be any increase in the cost to Lender of making, funding, or maintaining Loans, then Borrower shall, from time to time, upon Lender's demand, pay to Lender additional amounts sufficient to compensate Lender for such increased cost. In addition, if Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued after the date hereof affects or would affect the amount of capital required or expected to be maintained by Lender or any corporation controlling Lender and that the amount of such capital is increased by or based upon the existence of loans hereunder, then, upon Lender's demand, Borrower shall immediately pay to Lender, from time to time as specified by Lender, additional amounts sufficient to compensate Lender or such corporation in the light of such circumstances to the extent that Lender reasonably determines such increase in capital to be allocable to the existence of loans hereunder. Notwithstanding anything to the contrary herein contained, the Borrower shall not be required to compensate the Lender for any increased costs or increased capital incurred more than ninety (90) days prior to the date that the Lender notifies the Borrower of the Change in Law giving rise to such increased costs or increased capital and of Lender's intention to claim compensation therefor.

                  Conversion of Loans. Subject to the terms hereof, Borrower
                  --------------------
shall have the right to convert Floating Rate Loans into LIBOR Rate Loans and LIBOR Rate Loans into Floating Rate Loans from time to time, provided that Borrower shall give to Lender notice of each such conversion as provided in 0 and provided further that no conversion of LIBOR Rate Loans shall occur except on the last day of the LIBOR Interest Period applicable thereto unless Borrower has compensated Lender pursuant to 0 hereof.

         Computation of Interest and Fees. Unless otherwise specifically set forth in this Agreement, interest and all fees shall be computed on the actual number of days elapsed over a year of 360 days.

         Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, any Lender incurs reasonable out-of-pocket legal or accounting expenses or any other reasonable out-of-pocket costs or expenses in connection with (a) the negotiation and preparation of this Agreement or any of the other Loan Documents, and any amendment, modification, replacement or termination of this Agreement or any of the other Loan Documents that has been requested by Borrower and Lender or been executed by the Loan Parties; (b) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby, except for those certain costs incurred in connection with disputes by and among the Lenders; (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by any Lender, Borrower or any other Person) in any way relating to this Agreement or any of the other Loan Documents or Borrower's affairs (except to the extent any such cost or expense arises from such Lender's gross negligence or willful misconduct); or (iv) any attempt to enforce any rights of any Lender against Borrower or any other Person which may be obligated to such Lender by virtue of this Agreement or any of the other Loan Documents, then all such costs and expenses shall be charged to Borrower. All amounts chargeable to Borrower under this Section shall be payable promptly after demand by the Lender therefore, which demand shall include a reasonably detailed invoice therefore, and shall bear interest from the date 10 business days after such demand is made until paid in full at the Floating Rate applicable to the Loans from time to time.

         Loan Requests. A request for a Loan shall be made, or shall be deemed to be made, by Borrower in the following manner: Borrower shall give Lender telephonic notice, to be promptly confirmed in writing on the form attached hereto as Exhibit B, of each borrowing (or continuation with respect to a LIBOR Rate Loan), each conversion and prepayment of a Loan and, in the case of the borrowing or prepayment of, or conversion of a Loan into, a LIBOR Rate Loan, of the duration of each LIBOR Interest Period applicable thereto (a "Borrowing Notice"). Each Borrowing Notice shall be irrevocable and shall be effective only if received by Lender no later than, in the case of the borrowing (or continuation), prepayment or conversion of a Floating Rate Loan, 12:00 Noon New York City time, on the date of borrowing (or continuation), prepayment or conversion of such Floating Rate Loan or, in the case of the borrowing (or continuation), prepayment or conversion of a LIBOR Rate Loan, 12:00 Noon New York City time, on the date which is at least two (2) Business Days, prior to the date of such borrowing (or continuation), prepayment or conversion of the Loan designated in the Borrowing Notice. Each such Borrowing Notice shall specify (a) the amount and type of Loan to be borrowed (or continued), converted or prepaid and (b) the date of such borrowing (or continuation), conversion or prepayment (which shall be a Business Day). Each such Borrowing Notice of the duration of an LIBOR Interest Period shall specify the LIBOR Rate Loans to which such LIBOR Interest Period is to relate.

         Maturity; Maximum Revolving Credit Obligations; Prepayments.

                  All Revolving Credit Loans shall be due and payable, if not required to be paid earlier pursuant to this Agreement, on March 31, 2007 (the "Maturity Date").

                  At no time shall the aggregate principal amount of the Loans outstanding exceed the amount of the Commitment. In the event that for any reason, the aggregate outstanding principal amount of the Loans exceeds the amount of the Commitment, Borrower shall immediately, after notice, prepay the Loans in an amount sufficient to reduce the sum of the aggregate principal amount of the Loans to an amount not greater than the amount of the Commitment. Any such prepayment shall be made with interest accrued to the date of prepayment and be subject to the indemnity agreement set forth in 00.

                  Borrower shall make a mandatory prepayment, subject to the indemnity agreement set forth in 00, of the principal amount of the Loans outstanding:

                           upon the sale by the Borrower or any Guarantor of any
                  Property for which the proceeds of the Revolving Credit Loans were used to purchase or finance such Property equal to the full net proceeds of such sale,

                           upon the refinance of any Property acquired by the
                  Borrower or any Guarantor after the date hereof for which the proceeds of the Revolving Credit Loans were used equal to the net proceeds of such refinance; and

                           upon the remortgaging by the Borrower or any
                  Guarantor of any Property for which the proceeds of the Revolving Credit Loans were used to repay prior mortgages, equal to the net proceeds of such remortgaging.

                  Subject to the delivery of a Borrowing Notice pursuant to 0 and to the indemnity agreement set forth in 00 hereof with respect to LIBOR Rate Loans, but otherwise without premium or penalty, Borrower shall have the right to prepay any Loan at any time and from time to time in whole or in part; provided, however, that (x) any such prepayment (other than a prepayment
--------  -------
pursuant to 00) shall be in an amount not less than such amounts as provided in 00 hereof; and (y) any such prepayment of a Loan shall be made with interest accrued on the principal amount being prepaid to the date of prepayment.

                  Except as set forth in 0and 0 hereof, and except as may be otherwise expressly directed by Borrower provided no Event of Default exists or is continuing, all payments and repayments made pursuant to the terms hereof shall be applied first to Floating Rate Loans, and shall be applied to LIBOR Rate Loans only to the extent any such payment exceeds the principal amount of Floating Rate Loans outstanding at the time of such payment.

                  Except for borrowings which exhaust the full remaining amount of the Commitment or prepayments pursuant to 00 or which result in the prepayment of all Loans of a particular type, each borrowing and prepayment and each conversion of a LIBOR Rate Loan shall be in a minimum amount of $100,000.00, and each borrowing and prepayment of a Floating Rate Loan shall be in a minimum amount of $50,000.00 and in increased integral multiples of $10,000.00.

                  Indemnity; Yield Protection. Borrower hereby indemnifies
                  ----------------------------
Lender against any loss (each a "Loss") or reasonable out-of-pocket expenses which Lender may sustain or incur as a consequence of (a) the receipt or recovery by Lender whether by voluntary prepayment, acceleration or otherwise, of all or any part of a LIBOR Rate Loan other than on the last day of any LIBOR Interest Period applicable to such Loan, (b) the conversion of a LIBOR Rate Loan prior to the last day of any LIBOR Interest Period applicable to such LIBOR Rate Loan, (c) the failure to borrow any LIBOR Rate Loan after agreement shall have been reached with respect to the LIBOR Interest Period therefor, or (d) any failure by Borrower to borrow a LIBOR Rate Loan on the date specified by Borrower's written notice. The Borrower shall pay to Lender a yield maintenance fee (the "yield maintenance fee") as payment in full in respect of each such Loss, if any, computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the maturity date of the term chosen pursuant to the LIBOR Interest Period as to which the prepayment is made, shall be subtracted from the "Cost of Funds" component of the fixed rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Interest Period as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above-referenced United States Treasury security rate and the number of days remaining in the term chosen pursuant to the LIBOR Interest Period as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to Lender upon prepayment of the LIBOR Rate Loan. "Cost of Funds" as used herein means with respect to any such LIBOR Rate Loan the Adjusted LIBOR Rate applicable thereto. If by reason of an Event of Default hereunder, Lender elects to declare the Loans to be immediately due and payable, then any yield maintenance fee with respect to the Loans shall become due and payable in the same manner as though Borrower had been granted and had exercised a right of prepayment.

                  All prepayments by the Borrower hereunder shall be made pro rata in accordance with each Lender's Commitment Percentage.

         Payments.

                  All payments by the Borrower hereunder or under the Note shall be made in Dollars in immediately available funds by wire transfer or intra-Bank credit from accounts of the Borrower by 2:00 P.M. New York City time on the date on which such payment shall be due. Interest on the Notes shall accrue from and including the date of each Loan to but excluding the date on which such Loan is paid in full.

                  Except as provided in the following sentence, accrued interest on each Loan shall be payable in arrears (i) in the case of Floating Rate Loans, monthly in arrears on the last Business Day of each month, (ii) in the case of LIBOR Rate Loans, on the last day of the applicable LIBOR Interest Period relating thereto, as applicable, and in each case until the maturity of such Loan or the payment or prepayment thereof in full. Interest at the Default Rate shall be payable from time to time on demand of Lender, if applicable.

                  Subject to 0 of this Agreement, all items of payment received by Lender by 2:00 P.M. Eastern time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 2:00 P.M. Eastern time, on any Business Day shall be deemed received on the following Business Day. Until payment in full of all Obligations and termination of this Agreement, Borrower irrevocably waives (except as otherwise expressly provided for by Lender) the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may reasonably deem advisable, notwithstanding any entry by Lender upon any of its books and records.

                  All payments by the Borrower hereunder shall be made pro rata in accordance with each Lender's Commitment Percentage.

         Required Balances. The Borrower and/or Guarantors and/or their respective Affiliates shall maintain at all times collected deposit balances of at least ten percent (10%) of the average outstanding annual principal balance of the Note with each Lender (the "Required Balances"). In the event that the Borrower and/or Guarantors and/or their respective Affiliates maintain the collected demand deposit balances with each Lender in accordance with Schedule 0, the remainder of the Required Balances requirement may be met with money market accounts and certificates of deposit (balances held in certificates of deposit will be calculated at 50% of their face value and money market accounts at 100% at their face value). In the event that the Borrower and/or the Guarantors and/or their respective Affiliates fail to maintain such Required Balances, as sole remedy for such failure, the Borrower shall pay to each Lender a deficiency fee equal to four percent (4%) per annum of the difference between the Required Balances and the actual balances maintained by the Borrower and/or the Guarantors and/or their respective Affiliates, payable on each anniversary of the date of this Agreement in arrears.

         Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used to finance (i) the acquisition or financing of interests (including joint venture interests) in commercial real estate by the Borrower and/or the Guarantors, and/or a Subsidiary and (ii) the repayment of existing mortgage debt on Properties owned by the Borrower and/or the Guarantors. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulations T, U or X.

         Unused Facility Fee. The Borrower agrees to pay to each Lender from the date of this Agreement and for so long as the Commitment remains outstanding, on the first Business Day of each month an unused facility fee equal to one quarter of one percent (0.25%) per annum (computed on the basis of the actual number of days elapsed over 360 days) on the average daily unused amount of the Commitment (the "Unused Facility Fee"), such Unused Facility Fee being payable for the calendar month, or part thereof, preceding the payment date.

         Reduction of Commitment. Upon at least three (3) Business Days' written notice to Lender, the Borrower may irrevocably elect to have the unused Commitment terminated in whole or reduced in part without penalty or premium provided, however, that any such partial reduction shall be in a minimum amount of $250,000.00 or whole multiples thereof. The Commitment, once terminated or reduced, shall not be reinstated without the express written approval of the Lender.

         Authorization to Debit Borrower's Account. Each Lender is hereby authorized to debit the Borrower's account maintained with such Lender for (i) all scheduled payments of principal and/or interest under the Note, and (ii) the Unused Facility Fee, deficiency fee, and all other fees and amounts due hereunder; all such debits to be made on the days such payments are due in accordance with the terms hereof.

         Late Charges, Default Interest.

                  If the Borrower shall default in the payment of any principal installment of or interest on any Loan or any other amount becoming due hereunder, the Borrower shall pay a late payment charge equal to four (4%) percent of such defaulted payment.


                  Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on all amounts owing under the Note and this Agreement (after as well as before judgment) at the Default Rate.


         Interest Adjustments. If the provisions of this Agreement or the Note would at any time require payment by the Borrower to the Lender of any amount of interest in excess of the maximum amount then permitted by applicable law, the interest payments shall be reduced to the extent necessary so that the Lender shall not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Lender shall receive interest payments hereunder or under the Note in an amount less than the amount otherwise provided, such deficit (hereinafter called the "Interest Deficit") will cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable to the Lender hereunder or under the Note for any subsequent period shall be increased by such maximum amount of the Interest Deficit that may be so added without causing the Lender to receive interest in excess of the maximum amount then permitted by applicable law.


         Participations, Etc. Each Lender shall have the right at any time, with or without notice to the Borrower, to sell, assign, transfer or negotiate all or any part of the Note or the Commitment or grant participations therein to one or more banks (foreign or domestic, including an affiliate of the Lender) having sufficient capital to honor the Commitment, insurance companies or other regulated financial institutions, pension funds or mutual funds. The Borrower and each of the Guarantors agrees and consents to each Lender providing financial and other information regarding its and their business and operations to prospective purchasers or participants and further agree that to the extent that any Lender should sell, assign, transfer or negotiate all or any part of the Note or the Commitment, such Lender shall be forever released and discharged from its obligations under the Note, the Commitment and this Agreement to the extent same is sold, assigned, transferred or negotiated to any commercial bank, insurance company or other regulated financial institution, pension fund or mutual fund organized and existing under the laws of the United States or any state thereof and having a net worth in excess of $1,000,000,000.00. Nothing herein shall be read or construed as prohibiting or otherwise limiting the ability or right of each Lender to pledge the Note to a Federal Reserve Bank.



                              CONDITIONS OF LENDING

         Conditions Precedent to the Making of the Initial Revolving Credit Loan. The obligation of each Lender to make the initial Revolving Credit Loan contemplated by this Agreement is subject to the following conditions precedent, all of which shall be performed or satisfied in a manner in form and substance reasonably satisfactory to such Lender and its counsel:

                  The Lender shall have received the Lender's Revolving Credit Note, duly executed by the Borrower.

                  The Lender shall have received certified (as of the date of this Agreement) copies of the resolutions of the board of directors of the Borrower authorizing the Loans and authorizing and approving this Agreement and the other Loan Documents and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and such other Loan Documents.

                  The Lender shall have received certified (as of the date of this Agreement) copies of the resolutions of the boards of directors and the shareholders of each of the Corporate Guarantors, authorizing and approving this Agreement, their Guaranties and any other Loan Document applicable to the Corporate Guarantors, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, their Guaranties and such other Loan Documents.

                  The Lender shall have received a certificate of the Secretary (attested to by another officer) of the Borrower certifying: (i) the names and true signatures of the officer or officers of the Borrower authorized to sign this Agreement, the Note and the other Loan Documents to be delivered hereunder on behalf of the Borrower; and (ii) a copy of the Borrower's by-laws as complete and correct on the date of this Agreement.

                  The Lender shall have received a certificate of the Secretary (attested to by another officer) of each of the Corporate Guarantors certifying
(i) the names and true signatures of the officer or officers of the Corporate Guarantors authorized to sign this Agreement, their Guaranties and any other Loan Documents to be delivered hereunder on behalf of the Corporate Guarantors;
(ii) a copy of each of the Corporate Guarantors' by-laws as complete and correct on the date of this Agreement; and (iii) the stock ownership of each Corporate Guarantor.

                  The Lender shall have received copies of the certificates of incorporation and all amendments thereto of the Borrower and each of the Corporate Guarantors, certified in each case by the Secretary of each such entity and a certificate of existence and good standing with respect to the Borrower and each Corporate Guarantor from the Secretary of State (or equivalent officer) of the state of incorporation of the Borrower and each Corporate Guarantor and from the Secretary of State (or equivalent officer) of any state in which the Borrower and each Corporate Guarantor is authorized to do business.

                  The Lender shall have received copies of the (i) articles of organization, (ii) operating agreement and all amendments thereto, (iii) authenticated consents of members authorizing and approving this Agreement and
(iv) the name of the member/manager authorized to execute the Loan Documents of each of the Limited Liability Company Guarantors.

                  The Lender shall have received copies of the (i) partnership agreement and all amendments thereto, (ii) authenticated consents of partners authorizing and approving this Agreement and (iii) the name of the partner authorized to execute the Loan Documents of each of the General Partnership Guarantors and Limited Partnership Guarantors.

                  The Lender shall have received copies of the (i) articles of organization, (ii) operating agreement and (iii) all organizational documents for each Venture Interest.

                  The Lender shall have received an opinion of Mark Lundy, Esq., general counsel for the Borrower and the Guarantors as to certain matters referred to in Article IV hereof and as to such other matters as the Lender or its counsel may reasonably request.


                  The Lender shall have received from each of the Guarantors, an executed Guaranty.

                  The Lender and Bailee (as such term is defined in the Pledge Agreement) shall have received from the Borrower an executed Pledge Agreement giving to the Lenders a first priority security interest in the Equity Interest of each Subsidiary and Guarantor (the "Collateral") and Bailee (as such term is defined in the Pledge Agreement) shall have received, (i) all outstanding stock certificates for each Subsidiary, Corporate Guarantor, and (ii) stock power forms executed in blank.

                  The Lender shall have received confirmation that the UCC-1 filings in the appropriate jurisdictions have been filed to perfect the Lender's security interests in the Collateral.

                  The following statements shall be true and the Lender shall have received a certificate signed by the President, Vice President or Chief Financial Officer of the Borrower dated the date hereof, stating that:

                           The representations and warranties contained in
                  Article IV of this Agreement and in the Loan Documents are true and correct in all material respects on and as of such date;

                           No Default or Event of Default has occurred and is
                  continuing, or would result from the making of the initial Revolving Credit Loan;

                  All schedules, documents, certificates and other information provided to the Lender pursuant to or in connection with this Agreement shall be satisfactory to the Lender and its counsel in all material respects;

                  The Borrower and/or the Guarantors and/or their respective Affiliates shall have established a banking and depository relationship with each Lender;

                  The Lender shall have received the Borrower's 10-Q financial statement filed with the SEC for the period fiscal quarter ended March 31, 2004;

                  All legal matters incident to this Agreement and the Loan transactions contemplated hereby shall be reasonably satisfactory to Lenders' counsel;

                  The Lender shall have received such other approvals, opinions or documents as the Lender or its counsel may reasonably request;

                  The Lender shall have received payment of the reasonable legal fees and expenses of the Lender's counsel;

                  The Lender shall have received payment of a commitment fee in the amount set forth on Schedule 3.01(u), which the Borrower and Guarantors acknowledge was earned by the Lender in connection with the transactions contemplated hereby;

                  The Intercreditor and Payment Sharing Agreement shall have been executed by the Lender and consented to by Borrower.

         Conditions Precedent to All Revolving Credit Loans. The obligation of the Lender to make each Revolving Credit Loan (including the initial Revolving Credit Loan) shall be subject to the further condition precedent that on the date of such Loan:

                  The following statements shall be true and each request for a Revolving Credit Loan shall be deemed a certification by the Borrower that:

                           The representations and warranties contained in
                  Article IV of this Agreement and in the other Loan Documents are true and correct on and as of such date as though made on and as of such date; and

                           No Default or Event of Default has occurred and is
continuing, or would result from such Loan.

                  The Lender shall have received a covenant compliance certificate prepared by management of the Borrower, indicating that, after giving effect to the requested Loan, the Borrower shall remain in compliance with all of the financial requirements set forth in 0 hereof.

                  The Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.



                         REPRESENTATIONS AND WARRANTIES

         Representations and Warranties. On the date hereof and on each date that the Borrower requests a Revolving Credit Loan, the Borrower and each Guarantor represents and warrants to each Lender as follows:

                  Subsidiaries. On the date hereof, the only Subsidiaries of the
                  ------------
Borrower or any Guarantor are set forth on Schedule 4.01(a) annexed hereto. All of the Equity Interests of such Subsidiaries shown as owned by the Borrower or any Guarantor on Schedule 4.01(a) are owned by the Borrower or such Guarantor, free and clear of any mortgage, pledge, lien or encumbrance. Except as set forth on Schedule 4.01(a), there are not outstanding any warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any securities or other Equity Interests of any Subsidiary, nor are there outstanding any instruments which are convertible into or exchangeable for any securities or other Equity Interests of any Subsidiary.

                  Organization. The Borrower and each Guarantor is a
                  ------------
corporation, partnership or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the states of their respective formation and the Borrower and each Guarantor has the power to own its assets and to transact the business in which it is presently engaged. The Borrower and each Guarantor is duly qualified and is in good standing in all other jurisdictions where the failure to so qualify or be in good standing would result in a Material Adverse Change in the Borrower or a Guarantor.

                  Due Execution, etc. The execution, delivery and performance by
                  -------------------
the Borrower and each Guarantor of this Agreement and the other Loan Documents to which it is a party are within the Borrower's and each Guarantor's corporate, limited liability company or partnership power, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, and do not and will not (i) require any consent or approval of the stockholders, members or partners, as applicable, of the Borrower or any Guarantor; (ii) contravene the Borrower's or any Guarantor's certificate of incorporation or by-laws, partnership agreement, operating agreement or articles of organization, as applicable; (iii) violate any provision of or any law, rule, regulation, contractual restriction, order, writ, judgment, injunction, or decree, determination or award binding on or affecting the Borrower or any Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which the Borrower or any Guarantor is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Lien of the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any Guarantor.

                  No Authorization, etc. No authorization or approval or other
                  ----------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or any Guarantor of this Agreement or any other Loan Document to which it is a party, except authorizations, approvals, actions, notices or filings which have been obtained, taken or made (or to be made in connection with UCC financing statements executed in connection herewith), as the case may be.

                  Validity of Loan Documents. The Loan Documents when delivered
                  ---------------------------
hereunder will have been duly executed and delivered on behalf of the Borrower and each Guarantor and will be legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms.

                  Financial Statements. The management prepared consolidated
                  ---------------------
financial statements of the Borrower and its Subsidiaries for the three (3) month fiscal period ended March 31, 2004, copies of each of which have been furnished to the Lender, and the consolidated results of operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at such dates. Since such date there has been (i) except as set forth in Schedule 4.01(f) hereto, no material increase in the liabilities of the Borrower and its Subsidiaries or any Guarantor and (ii) no Material Adverse Change in the Borrower, any Subsidiary or any Guarantor.

                  No Litigation. There is no pending or threatened action,
                  --------------
proceeding or investigation against the Borrower or any Guarantor or any Subsidiary before any court, governmental agency or arbitrator, which may either in one case or in the aggregate, result in a Material Adverse Change in the Borrower, such Guarantor or such Subsidiary.

                  Tax Returns. The Borrower, each Guarantor and each Subsidiary
                  ------------
has filed all federal, state and local tax returns required to be filed (subject to extensions granted) and has paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties.

                  Licenses, etc. The Borrower, each Guarantor and each
                  --------------
Subsidiary possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and neither the Borrower, any Guarantor nor any Subsidiary is in violation of any similar rights of others.

                  Intentionally Omitted.

                  Margin Credit. Neither the Borrower, any Guarantor nor any
                  --------------
Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or in any other way which will cause the Borrower or any Guarantor to violate the provisions of Regulations T, U or X.

                   Compliance with Law. The Borrower, each Guarantor and each
                   --------------------
Subsidiary is in all material respects in compliance with all federal and state laws and regulations in all jurisdictions where the failure to comply with such laws or regulations could result in a Material Adverse Change in the Borrower, such Guarantor or such subsidiary.

                  ERISA. The Borrower, each Guarantor, each Subsidiary and each
                  ------
ERISA Affiliate of the Borrower, a Guarantor or a Subsidiary are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan of the Borrower, a Guarantor or a Subsidiary; no notice of intent to terminate a Plan of the Borrower, a Guarantor or a Subsidiary has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan of the Borrower, a Guarantor or a Subsidiary, nor has the PBGC instituted any such proceedings; neither the Borrower, any Guarantor, any Subsidiary nor any ERISA Affiliate of the Borrower, any Guarantor or any Subsidiary has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower, each Guarantor, each Subsidiary and each ERISA Affiliate of the Borrower, any Guarantor or any Subsidiary have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan in accordance with the provisions of ERISA for calculating the potential liability of the Borrower, any Guarantor, any Subsidiary or any ERISA Affiliate of the Borrower, any Guarantor or any Subsidiary to PBGC or the Plan under Title IV of ERISA; and neither the Borrower, any Guarantor, or any Subsidiary nor any ERISA Affiliate of the Borrower, a Guarantor or any Subsidiary has incurred any liability to the PBGC under ERISA.

                  Hazardous Material. The Borrower, each Guarantor and each
                  -------------------
Subsidiary is, in all material respects, in compliance with all federal, state or local laws, ordinances, rules, regulations or policies governing Hazardous Materials; and neither the Borrower, any Guarantor nor any Subsidiary has used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Borrower, any Guarantor or any Subsidiary in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; and to the best of the Borrower's and each Guarantor's knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant of any such property have used Hazardous Materials on, from or affecting such property in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials except as set forth in the Borrower's files which have been made available to the Lender.

                  Use of Proceeds.  The proceeds of the Revolving  Credit Loans
                  ----------------
shall be used exclusively for the purposes set forth in O.

                  Title to Assets. The Borrower, each Guarantor and each
                  ----------------
Subsidiary has good and marketable title to all of its properties and assets. The Properties and assets of the Borrower and each Guarantor are not subject to any mortgage, judgment or similar Lien other than those described in 0 hereof.

                  Casualty. Neither the business nor the properties of the
                  ---------
Borrower, any Guarantor or any Subsidiary are affected by any fire, explosion, accident, strike, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change in the Borrower, any Guarantor or any Subsidiary.

                  Lien Priority. Except as disclosed on Schedule 4.01(r) or as
                  --------------
permitted by 0, the Lien(s) on the Collateral created by the Pledge Agreement(s) constitute(s) valid first priority perfected security interests in favor of the Lender.

                  Credit Agreements. Schedule 4.01(s) is a complete and correct
                  ------------------
 list of all Debt.

                  Solvency. The liability of each Guarantor as a result of the
                  ---------
execution of its respective Guaranty and the execution of this Agreement shall not cause the liabilities (including contingent liabilities) of such Guarantor to exceed the fair saleable value of its assets.

                  Financial or Other Advantage. Each Guarantor acknowledges that
                  -----------------------------
it has derived or expects to derive a financial or other advantage from the Loans obtained by the Borrower from the Lender.


                  COVENANTS OF THE BORROWER AND THE GUARANTORS

         Affirmative Covenants. So long as any amount shall remain outstanding under the Revolving Credit Notes or so long as the Commitment shall remain in effect, the Borrower and each Guarantor will, and will cause each Subsidiary to, unless each Lender shall otherwise consent in writing:

                  Compliance with Laws, Etc. Comply in all material respects
                  --------------------------
with all applicable laws, rules, regulations and orders, where the failure to so comply could result in a Material Adverse Change in the Borrower, any Guarantor or any Subsidiary;

                  Reporting Requirements.  Furnish to each Lender:
                  ----------------------

                           Annual Financial Statements. As soon as available and
                           ----------------------------
                  in any event not later than the earlier of (x) the date required to be filed with the SEC, or (y) 90 days after the end of each fiscal year, a copy of the 10-K report of the Borrower and its Subsidiaries for each fiscal year, including audited consolidated financial statements with balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by management of the Borrower and certified by independent certified public accountants selected by the Borrower and reasonably satisfactory to the Lender, all such financial statements to be prepared in accordance with GAAP, consistently applied;

                           Quarterly Financial Statements. As soon as available
                           -------------------------------
                  and in any event not later than the earlier of (x) the date required to be filed with the SEC, or (y) 45 days after the end of each fiscal quarter, a copy of the 10-Q report of the Borrower and its Subsidiaries for each fiscal quarter, (or in the case of the fourth fiscal quarter, within 75 days after the end of the quarter, such financial information as would be provided in a 10-Q report, management prepared, and certified by the chief financial officer of the Borrower), including consolidated financial statements for such quarter and for year to date, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter and comparable year to date period for the previous fiscal year, all such financial statements to be prepared by management of the Borrower in accordance with GAAP, consistently applied;

                           Management Letters. Promptly upon receipt thereof,
                           -------------------
                  copies of any reports submitted to the Borrower, any Guarantor or any Subsidiary by independent certified public accountants in connection with the examination of the financial statements of the Borrower, any Guarantor or any Subsidiary made by such accountants;

                           Accountant's Report. Simultaneously with the delivery
                           --------------------
                  of the annual financial statements referred to in 000, a certificate of the independent certified public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, they shall specify in such certificate each such condition or event of which they have knowledge and the nature and status thereof;

                           Quarterly Portfolio of Real Estate Investments. As
                           -----------------------------------------------
                  soon as available and in any event not later than 45 days after the end of each fiscal quarter, a portfolio of real estate investments substantially in the form attached as Exhibit C hereto;

                           Certificate of No Default. Simultaneously with the
                           --------------------------
                  delivery of the financial statements referred to in 000 and 0, a certificate of the President, Vice President or the Chief Financial Officer of the Borrower, (1) certifying that to the best of their knowledge after due inquiry no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; and (2) with computations demonstrating compliance with the covenants contained in 0 in form and substance similar to Exhibit D;

                           Notice of Litigation. Promptly after the commencement
                           ---------------------
                  thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, whether or not covered by insurance, affecting the Borrower, any Guarantor or any Subsidiary which, if determined adversely to the Borrower such Guarantor, or such Subsidiary could result in a Material Adverse Change in the Borrower, such Guarantor or such Subsidiary;

                           Notice of Defaults and Events of Default. As soon as
                           -----------------------------------------
                  possible and in any event within five (5) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

                           ERISA Reports. Promptly after the filing or receiving
                           --------------
                  thereof, copies of all reports, including annual reports, and notices which the Borrower, any Guarantor or any Subsidiary files with or receives under ERISA from the PBGC, the Internal Revenue Service or the U.S. Department of Labor; and as soon as possible after the Borrower or any Guarantor knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan of the Borrower, any Guarantor or any Subsidiary or that the PBGC or the Borrower, any Guarantor or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to each Lender a certificate of the President, Vice President or the Chief Financial Officer of the Borrower setting forth details as to such Reportable Event, Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto;

                           Reports to Other Creditors. Promptly after the
                           ---------------------------
                  furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit or similar agreement and not otherwise required to be furnished to the Lender pursuant to any other clause of this 00;

                           Proxy Statements, Etc. Promptly after the sending or
                           ----------------------
                  filing thereof, copies of all proxy statements, financial statements and reports which the Borrower or any Corporate Guarantor sends to its public stockholders, if any, and copies of all regular, periodic, and special reports, all registration statements which the Borrower or any Corporate Guarantor files with the SEC or any governmental authority which may be substituted therefor, or with any national securities exchange and any press releases or other notices or information publicly disseminated;

                           Notice of Affiliates. Promptly after any Person
                           ---------------------
                  becomes an Affiliate of the Borrower or any Guarantor, notice to the Lender of such Affiliate other than an Affiliate that is a natural person;

                           Mortgage Financing. As soon as available and in any
                           -------------------
                  event not later than 30 days prior to the closing of any mortgage financing against any Unencumbered Property, a certificate prepared by management of the Borrower (i) advising the Lender of the proposed mortgage financing, (ii) detailing the Property or Properties to be mortgaged, (iii) setting forth the source and terms of such financing, (iv) providing a copy of the appraisal, if any, to the Lender if in the possession or control of Borrower, and (v) evidencing compliance with all of the financial covenants set forth in 0 hereof after giving effect to such mortgage financing;

                           Real Estate Acquisition  Information.  Such Real
                           -------------------------------------
                  Estate Acquisition Information as reasonably requested by the Lender on a semi-annual basis; and

                           General Information. Such other information
                           --------------------
                  respecting the condition or operations, financial or otherwise, of the Borrower, any Guarantor or any Subsidiary as the Lender may from time to time reasonably request.

                  Taxes. Pay and discharge all taxes, assessments and
                  ------
governmental charges upon the Borrower, any Guarantor, any Subsidiary, its or their income and its or their properties prior to the dates on which penalties are attached thereto, unless and only to the extent that (A) (i) such taxes shall be contested in good faith and by appropriate proceedings by the Borrower, such Guarantor or such Subsidiary, (ii) there be adequate reserves therefor in accordance with GAAP entered on the books of the Borrower, such Guarantor or such Subsidiary and (iii) no enforcement proceedings against the Borrower, such Guarantor or such Subsidiary have been commenced or (B) the Property is owned by a Written-Off Subsidiary.

                  Existence. Preserve and maintain the Borrower's, each
                  ----------
Guarantor's and each Subsidiary's existence and good standing in the jurisdiction of its formation and the rights, privileges and franchises of the Borrower, each Guarantor and each Subsidiary in each case where failure to so preserve or maintain could result in a Material Adverse Change in the Borrower, the Guarantors and their respective Subsidiaries, taken as a whole.

                  Maintenance of Properties and Insurance. (i) Keep the
                  ----------------------------------------
respective properties and assets (tangible or intangible) that are useful and necessary in the Borrower's, each Guarantor's and each Subsidiary's business, in good working order and condition, reasonable wear and tear excepted; and (ii) maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning properties doing business in the same general areas in which the Borrower, each Guarantor and each Subsidiary operates.

                  Books of Record and Account. Keep adequate records and proper
                  ----------------------------
books of record and account in which complete entries will be made in a manner to enable the preparation of financial statements in accordance with GAAP, reflecting all financial transactions of the Borrower, each Guarantor and each Subsidiary.

                  Visitation. At any reasonable time, and from time to time,
                  -----------
permit the Lender or any agents or representatives thereof, to examine and make copies of and abstracts from the books and records of, and, subject to the requirements of all applicable leases, visit the properties of, the Borrower, each Guarantor and each Subsidiary and to discuss the affairs, finances and accounts of the Borrower, each Guarantor and each Subsidiary with any of their respective officers or directors or the Borrower's, such Guarantor's or such Subsidiary's independent accountants.

                  Real Estate Acquisition Information. Provide the Real Estate
                  ------------------------------------
Acquisition Information to the Lender as soon as practical but in no event less than forty-eight (48) hours prior to submitting a Borrowing Notice attached as Exhibit B hereto in connection with either a property acquisition or mortgage refinancing;

                  Performance and Compliance with Other Agreements. Perform and
                  -------------------------------------------------
comply with each of the provisions of each and every agreement the failure to perform or comply with which could result in a Material Adverse Change in the Borrower, any Guarantor or any Subsidiary;

                  Continued Perfection of Liens and Security Interest. Record or
                  ----------------------------------------------------
file or rerecord or refile any of the Loan Documents or a financing statement or any other filing or recording or refiling or rerecording in each and every office where and when necessary to preserve, perfect and continue the security interests of the Loan Documents;

                  Pension Funding. Comply with the following and cause each
                  ----------------
ERISA Affiliate of the Borrower, each Guarantor and each Subsidiary to comply with the following:

                           engage solely in transactions which would not subject
                  any of such entities to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
                  Section 4975 of the Internal Revenue Code in either case in an amount in excess of $25,000.00;

                           make full payment when due of all amounts which,
                  under the provisions of any Plan or ERISA, the Borrower, each Guarantor, each Subsidiary or any ERISA Affiliate of any of same is required to pay as contributions thereto;

                           all applicable provisions of the Internal Revenue
                  Code and the regulations promulgated thereunder, including but not limited to Section 412 thereof, and all applicable rules, regulations and interpretations of the Accounting Principles Board and the Financial Accounting Standards Board;

                           not fail to make any payments in an aggregate amount
                  greater than $25,000.00 to any Multiemployer Plan that the Borrower, any Guarantor, any Subsidiary or any ERISA Affiliate of the Borrower, any Guarantor or any Subsidiary may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                           not take any action regarding any Plan which could
                  result in the occurrence of a Prohibited Transaction.

                  Licenses. Maintain at all times all licenses or permits
                  ---------
necessary to the conduct of the business of the Borrower, each Guarantor and each Subsidiary or as may be required by any governmental agency or instrumentality thereof;

                  New Subsidiaries.
                  -----------------
                           Cause any Subsidiary of the Borrower formed after the
                  date of this Agreement owning Unencumbered Properties to become a Guarantor of all obligations of the Borrower to the Lender, whether incurred under this Agreement or otherwise and such new Guarantor shall deliver an executed guaranty to the Lender, in form and substance satisfactory to the Lender, within three (3) days of after the date of formation of such new Subsidiary;

                           Pledge to the Lender all of its Equity Interest on
                  any new Subsidiary or new Venture Interest pursuant to a Pledge Agreement, and deliver to the Bailee (as such term is defined in the Pledge Agreement) (i) all stock certificates and other certificates evidencing such Equity Interest, and
                  (ii) stock power forms executed in blank within three (3) days after the date of formation of such new Subsidiary; and

                           On the fifth (5th) calendar day of each month,
                  furnish to the Lender a complete schedule of all existing Subsidiaries as of the first (1st) day of such month with an asterisk next to any new Subsidiaries formed in the month prior.

                  Intentionally Omitted.
                  ----------------------

                  Maintenance  of Real Estate  Investment  Trust Status. The
                  ------------------------------------------------------
Borrower shall maintain at all times its existence as a real estate investment trust;

                  Maintenance  of Listing on National Stock  Exchange.  The
                  ----------------------------------------------------
Borrower shall maintain at all times its listing on the New York Stock Exchange or another nationally recognized stock exchange; and

                  Granting of Mortgages to Lender. Upon the occurrence of an
                  --------------------------------
Event of Default, the Borrower and/or the Guarantors shall grant first priority mortgage liens, in favor of each Lender, against such Unencumbered Properties of the Borrower and/or the Guarantors as are satisfactory to the Lender in the maximum amount of the Note, together with appropriate title insurance policies, appraisals, environmentals, etc. as may be reasonably requested by the Lender.

                  Release of Guarantor. In the event that any Guarantor
                  ---------------------
refinances any Property, Lender shall release such Guarantor from its obligations under its Guaranty, provided, however (i) neither Borrower nor such Guarantor is in Default under this Agreement and (ii) Borrower or such Guarantor has prepaid the proceeds of such refinance pursuant to 0.

         Negative Covenants. So long as any amount shall remain outstanding under the Note, or so long as the Commitment shall remain in effect, neither the Borrower nor any Guarantor will, nor will the Borrower or any Guarantor permit any Subsidiary to, without the written consent of each Lender:

                  Liens, Etc. Create, incur, assume or suffer to exist, any
                  -----------
Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except:

                           Liens in favor of any of the Lenders;

                           Liens for taxes or assessments or other government
                  charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP or if the Property is owned by a Written-Off Subsidiary;

                           Liens imposed by law, such as mechanics',
                  materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due or which are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP;

                           Liens under workers' compensation, unemployment
                  insurance, Social Security, or similar legislation;

                           Liens, deposits, or pledges to secure the performance
                  of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

                           Liens described in Schedule 5.02(a), provided that no
                  such Liens or the Debt secured thereby shall be renewed, extended or refinanced (other than Liens described in (ix) below);

                           Judgment and other similar Liens arising in
                  connection with court proceedings (other than those described in 0), provided that the execution or other enforcement of such judgment or Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                           Easements, rights-of-way, restrictions, and other
                  similar encumbrances with respect to real property which, either in one case or in the aggregate, do not materially interfere with the Borrower's or a Guarantor's or a Subsidiary's occupation, use and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; or

                           Liens resulting from direct mortgage debt for the
                  purchase or refinance of real estate, provided that:

                                    The obligation secured by any Lien so
                                    created, assumed, or existing shall not
                                    exceed 75% of the higher of cost or
                                    appraised value of the property subject to such Lien (or in the event an appraisal is not available, Borrower shall submit to the Lender a copy of the application and/or commitment letter from an Institutional Lender which makes it an express condition that the loan amount not exceed 75% of the value of the property), except upon written consent from each Lender, which may be withheld for any or no reason whatsoever; and in connection with such request for consent, Borrower shall submit to the Lender in writing such information, including but not limited to Real Estate Acquisition Information, as Lender shall reasonably require, and Lender shall reply in writing to Borrower within fourteen (14) days after receipt of all of the foregoing information. Each such Lien shall attach only to the property (or properties) so acquired or refinanced and the improvements thereon; and In the event that such Lien is against a Guarantor, if required by the lender secured by such Lien and no Event of Default has occurred, the Guaranty of such Guarantor shall be released by the Lender.

                  Debt. Create, incur, assume, or suffer to exist, any Debt,
                  -----
except:

                           Debt of the Borrower or a Guarantor under this
                  Agreement or the Note or any other Debt of the Borrower, a Guarantor or a Subsidiary owing to the other Lenders;

                           Debt described in Schedule 5.02(b);

                           Accounts payable to trade creditors for goods or
                  services and current operating liabilities (other than for borrowed money) in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings; or

                           Debt of the Borrower, a Guarantor or a Subsidiary
                  secured by Liens permitted by 00

                  Intentionally Omitted.

                  Merger. Merge into, or consolidate with or into, or have
                  -------
merged into it, any Person; and, for the purpose of this subsection 0, the acquisition or sale by the Borrower or a Guarantor by lease, purchase or otherwise, of all, or substantially all, of the common stock or the assets of any Person or of it shall be deemed a merger of such Person with the Borrower or a Guarantor;

                  Sale of Assets, Etc. Sell, assign, transfer, lease or
                  --------------------
otherwise dispose of any of its assets, (including a sale leaseback transaction) with or without recourse, other than in the ordinary course of its business.

                  Investments, Etc.  Make any Investment other than Permitted
                  -----------------
Investments.

                  Transactions With Affiliates. Except in the ordinary course of
                  -----------------------------
business and pursuant to the reasonable requirements of the Borrower's, a Guarantor's or Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower, such Guarantor or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate.

                  Investments in Joint Ventures. Notwithstanding Section
                  ------------------------------
5.02(f), (i) invest an aggregate amount of greater than Fifty Million ($50,000,000.00) Dollars OLP Net Lease Strategic Alliance LLC, a Delaware limited liability company ("Strategic Alliance") of which no more than Twelve Million Five Hundred Thousand ($12,500,000.00) Dollars may be invested in any single Property owned by Strategic Alliance.

                  Guarantees. Guaranty, or in any other way become directly or
                  -----------
contingently obligated for any Debt of any other Person (including any agreements relating to working capital maintenance, take or pay contracts or similar arrangements) other than (i) the endorsement of negotiable instruments for deposit in the ordinary course of business; or (ii) guarantees existing on the date hereof and set forth in Schedule 5.02(i) annexed hereto; or (iii) hazardous material indemnities; or (iv) indemnities regarding intentional fraud or misrepresentation, misappropriation of security deposits or insurance proceeds, waste, abandonment of any property, misapplication of rents post default and other similar items.

                  Change of Business.  Materially alter the nature of its
                  -------------------
business.

                  Fiscal Year.  Change the ending date of its fiscal year
                  ------------
from December 31.

                  Losses. Incur a consolidated net loss for any fiscal year.
                  -------

                  Accounting Policies.  Change any accounting policies, except
                  --------------------
 as permitted by GAAP.

                  Management. Fail to retain at least three (3) of Fredric H.
                  -----------
Gould, Jeffrey Fishman, Matthew Gould, David Kalish and Israel Rosenzweig in the management of the Borrower.

                  Hazardous Material. Cause or permit any property owned or
                  -------------------
occupied by the Borrower, a Guarantor or a Subsidiary to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations; nor cause or permit, as a result of any intentional or unintentional act or omission on the part of the Borrower, a Guarantor, a Subsidiary or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by the Borrower, a Guarantor, a Subsidiary or onto any other property; fail to comply with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered; nor fail to obtain and comply with, any and all approvals, registrations or permits required thereunder. The Borrower and the Guarantors shall execute any documentation reasonably required by the Lender in connection with the representations, warranties and covenants contained in this sub-section and 0 of this Agreement.

                  Dividends, Etc. Upon the occurrence of an Event of Default,
                  ---------------
the Borrower shall not make distributions in excess of the sum necessary to permit the Borrower to maintain its status as a real estate investment trust.

         Financial Requirements. So long as any amount shall remain outstanding under the Note, or so long as the Commitment shall remain in effect:

                  Total Secured Debt to Total Secured Value. The Borrower and
                  ------------------------------------------
the Guarantors will maintain at all times, on a consolidated basis, a ratio of Total Secured Debt to Total Secured Value of not greater than 0.70 to 1.00, such ratio to be tested quarterly.

                  Total Debt to Total Value. The Borrower and the Guarantors
                  --------------------------
will maintain at all times, on a consolidated basis, a ratio of Total Debt to Total Value of not greater than 0.70 to 1.00, such ratio to be tested quarterly.

                  Debt Service Coverage Ratio. The Borrower and the Guarantors
                  ----------------------------
will maintain at all times, on a consolidated basis, the ratio of (a) total Adjusted Net Operating Income, to (b) Debt Service, of not less than 1.65 to 1.00, such ratio to be tested quarterly.

                  Venture Interest Investments. Borrower and the Guarantors
                  -----------------------------
shall not permit, on a consolidated basis, its Investment in Venture Interests to exceed $90,000,000.00 in accordance with Section 5.02(h), to be tested quarterly.

                  Minimum Total Unsecured Value. The Borrower and the Guarantor
                  ------------------------------
shall own at least six (6) Unencumbered Properties with a minimum Total Unsecured Value in the aggregate amount of Fifteen Million ($15,000,000.) Dollars at all times.

                  Minimum Net Worth. Borrower will maintain at all times a
                  ------------------
minimum Net Worth of at least One Hundred Thirty-Five Million ($135,000,000.00) Dollars.

                  Loan to Unsecured Value Ratio. The Borrower and the Guarantors
                  ------------------------------
will not permit at any time, on a consolidated basis, the ratio of (a) the aggregate principal amount of the Loans outstanding to (b) total unsecured value to exceed 2.00 to 1.00.

                  Fixed Charge Coverage Ratio. The Borrower and the Guarantors
                  ----------------------------
will not permit the ratio of (a) Consolidated EBIT for any fiscal quarter, to
(b) Fixed Charges for such period, to be less than 1.35 to 1.00. Notwithstanding the foregoing, non-compliance with this Section 5.03(h) shall only constitute an Event of Default if such non-compliance occurs for two consecutive fiscal quarters.

                                EVENTS OF DEFAULT

         Events of Default. If any of the following events (each an "Event of Default") shall occur and be continuing:

                  The Borrower shall fail to pay any installment of principal of, or interest on, the Note when due, or the Borrower shall fail to pay any fees or other amounts owed in connection with this Agreement when due; or

                  Any representation or warranty made by the Borrower or any Guarantor in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made; or

                  The Borrower, any Guarantor or any Subsidiary shall fail to perform any covenant contained in 0 of this Agreement on its part to be performed or observed within fifteen (15) days of the date required for such performance; provided however, that for a failure to perform under 0, 0 and 0(i), such longer period as shall be reasonably necessary to cause compliance provided that Borrower, a Guarantor or a Subsidiary (as the case may be) shall have commenced the curative process prior to the expiration of such fifteen (15) day period and shall thereafter diligently and in good faith complete the curative measure within ninety (90) days thereafter; or

                  The Borrower, any Guarantor or any Subsidiary shall fail to perform any term, covenant or agreement contained in 0; provided, however, that upon Borrower, any Guarantor or any Subsidiary's failure to perform under 0, Borrower, any Guarantor or any Subsidiary shall be granted such longer period as shall be reasonably necessary to cause compliance with said Section, provided that Borrower, a Guarantor or a Subsidiary shall deliver to the Lender within ninety (90) days thereafter, a written proposal regarding the curative process, certified by an environmental company acceptable to the Lender, and such plan must be approved by the Lenders' environmental consultants; or

                  The Borrower or any Guarantor shall fail to perform any term, covenant or agreement contained in 0 on its part as is evidenced by the date quarterly financial statements for each fiscal quarter pursuant to 0 are due (the "Reporting Date"), provided, however, to the extent that Borrower or any Guarantor is not in compliance with any of the 0 requirements on the Reporting Date, Borrower or such Guarantor shall have (45) days from the Reporting Date to comply with 0 and on the fifty-fifth (55th) day after the Reporting Date, shall deliver a compliance certificate to the Lender along with such management prepared financial statements which evidence that the Borrower or such Guarantor is in compliance with 0.

                  The Borrower, any Guarantor or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Loan Document (other than the Notes) on its part to be performed or observed; or

                  The Borrower, any Guarantor or any Subsidiary shall fail to pay any Debt or Debts of the Borrower, any Guarantor or any Subsidiary in the singular or aggregate principal amount of $50,000.00 or more (excluding Debt evidenced by the Notes), or any installment, interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreements or instruments relating to such Debt or Debts; or any other default under any agreements or instruments relating to any such Debt or Debts, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreements or instruments, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt or Debts; or any such Debt or Debts shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and is not then so paid within three (3) business days of the date same shall have been declared due and payable; provided, however, that it shall not constitute an Event of Default for a Written-Off Subsidiary not to pay its Debt; or

                  The Borrower, any Guarantor or any Subsidiary shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, any Guarantor or any Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and if instituted against the Borrower, any Guarantor or any Subsidiary shall remain undismissed for a period of 30 days; or the Borrower, any Guarantor or any Subsidiary shall take any action to authorize any of the actions set forth above in this subsection 0; provided, however, that it shall not constitute an Event of Default for a Written-Off Subsidiary not to pay its Debt or to have a receiver or similar Person appointed; or

                  Any judgment or order or combination of judgments or orders for the payment of money, in the amount of $100,000.00 or more, singularly or in the aggregate, which sum shall not be subject to full, complete and effective insurance coverage, shall be rendered against the Borrower, any Guarantor or any Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that it shall not constitute a Default for a Written-Off Subsidiary to have a judgment entered against it; or

                  Any of the following events occur or exist with respect to the Borrower, any Guarantor, any Subsidiary or any ERISA Affiliate of the Borrower, any Guarantor or any Subsidiary: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under
Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution of the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Lender subject the Borrower, any Guarantor, any Subsidiary or any such ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which is either singularly or in the aggregate $50,000.00 or more; or

                  Any Guarantor shall fail, beyond any applicable grace or cure period, to perform or observe any term or provision of its Guaranty or any representation or warranty made by any Guarantor (or any of its officers or partners) in connection with such Guarantor's Guaranty shall prove to have been incorrect in any material respect when made; or

                  This Agreement or any other Loan Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect or shall be declared to be null and void, or the validity or enforceability of any document or instrument delivered pursuant to this Agreement shall be contested by the Borrower, any Guarantor or any other party to such document or instrument or the Borrower, any Guarantor or any other party to such document or instrument shall deny that it has any or further liability or obligation under any such document or instrument; or

                  An event of default beyond any applicable grace period specified in any Loan Document other than this Agreement shall have occurred and be continuing.


         Remedies on Default. Upon the occurrence and continuance of an Event of Default each Lender may by notice to the Borrower, (i) terminate the Commitment,
(ii) declare the Note, all interest thereon and all other amounts payable under this Agreement to be due and payable, whereupon the Commitment shall be terminated, the Note, all such interest and all such amounts shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors and (iv) proceed to enforce its rights whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement or any other Loan Document, or in aid of the exercise of any power granted in either this Agreement or any other Loan Document or proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of its rights, or proceed to enforce any other legal or equitable right which the Lender may have by reason of the occurrence of any Event of Default hereunder or under any other Loan Document, provided, however, upon the occurrence of an Event of Default referred to in 0, the Commitment shall be immediately terminated, the Note, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors. Any amounts collected pursuant to action taken under this 0 shall be applied to the payment of, first, any costs incurred by the Lender in taking such action, including but without limitation reasonable attorneys fees and expenses, second, to payment of the accrued interest on the Note, and third, to payment of the unpaid principal of the Note, in the order determined by the Lender.

         Remedies Cumulative. No remedy conferred upon or reserved to the Lender hereunder or in any other Loan Document is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or any other Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Lender to exercise any remedy reserved to it in this Article VI, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Agreement or in any other Loan Document.


                                  MISCELLANEOUS

         Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document to which the Borrower or any Guarantor is a party, nor consent to any departure by the Borrower or any Guarantor from any provision of any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Lender, the Borrower and any Guarantor that may be a party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Notices, Etc. All notices and other communications provided for in this Agreement shall be in writing (including telegraphic communication) and mailed, sent by nationally recognized overnight mail delivery service, or delivered, if to the Borrower or any Guarantor, at the address of the Borrower set forth at the beginning of this Agreement to the attention of David Kalish (with a courtesy copy to Mark Lundy, Esq.) and if to each Lender, at the address of each Lender as set forth on Schedule 1 or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this 0. All such notices and communications shall be effective as to Borrower or any Guarantor (i) three (3) business days after being mailed by registered or certified mail, postage prepaid, (ii) upon delivery if by personal messenger or hand delivery service or
(iii) the next business day after depositing with an agent or reputable overnight carrier service. All such notices and communications shall be effective as to the Lender when actually received by the Lender.

         No Waiver, Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy under any Loan Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, execution, delivery and administration of this Agreement, the Note and any other Loan Documents, including without limitation, the reasonable fees and expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under this Agreement and the other Loan Documents, and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement, the Note and any other Loan Documents. Other than for the default of the Lender hereunder, the Borrower and the Guarantors shall at all times protect, indemnify, defend and save harmless the Lender from and against any and all claims, actions, suits and other legal proceedings, and liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements which the Lender may, at any time, sustain or incur by reason of or in consequence of or arising out of the execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby. The Borrower and the Guarantors acknowledge that it is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Lender against any and all risks involved in the execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby, all of which risks are hereby assumed by the Borrower and the Guarantors, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, provided that the Borrower and the Guarantors shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Lender's gross negligence or willful misconduct. The provisions of this 0 shall survive the payment of the Note and the termination of this Agreement.

         Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any affiliate of the Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the obligations of the Borrower and the Guarantors now or hereafter existing under this Agreement, the Note and the other Loan Documents, irrespective of whether or not the Lender shall have made any demand under this Agreement, the Note or such other Loan Documents and although such obligations may be unmatured. The rights of the Lender under this 0 are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

         Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors and each Lender and thereafter it shall be binding upon and inure to the benefit of the Borrower, the Guarantors and each Lender and their respective successors and assigns, except that the Borrower and the Guarantors shall not have any right to assign its or their rights hereunder or any interest herein without the prior written consent of each Lender.

         Further Assurances. The Borrower and each Guarantor agrees at any time and from time to time at its expense, upon request of each Lender or its counsel, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action the each Lender may reasonably deem appropriate in obtaining the full benefits of, this Agreement or any other Loan Document.

         Section Headings, Severability, Entire Agreement. Section and subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement and each other Loan Document is intended to be severable; if any term or provision of this Agreement, any other Loan Document, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All exhibits and schedules annexed to this Agreement shall be deemed to be part of this Agreement. This Agreement, the other Loan Documents and the exhibits and schedules annexed hereto and thereto embody the entire agreement and understanding among the Borrower, the Guarantors and the Lender with respect to the transactions contemplated hereby and supersede all prior agreements and understandings relating to the subject matter hereof.

         Governing Law. This Agreement, the Notes and all other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

         Waiver of Jury Trial. The Borrower, each Guarantor and the Lender waive all rights to trial by jury in any action or proceeding involving, directly or indirectly any matter (whether sounding in tort, contract or otherwise) in any way, arising out of, relating to, or connected with this Agreement, any other Loan Document or the transactions contemplated hereby.

         Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          ONE LIBERTY PROPERTIES, INC.


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP CHATTANOOGA, INC.

                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP PALM BEACH, INC.


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP TEXAS, INC.


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP HAMILTON, INC.


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP CHULA VISTA CORP.


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP THEATRES LLC
                          by: One Liberty Properties, Inc. its sole member


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President

                          OLP MOVIES LLC
                          by: One Liberty Properties, Inc. its sole member


                          By:      /s/ Mark H. Lundy
                          --------------------------------
                          Mark H. Lundy, Vice President


                          OLP TUCKER LLC
                          by: One Liberty Properties, Inc. its sole member


                          By:      /s/ Mark H. Lundy
                          --------------------------------
                          Mark H. Lundy, Vice President

                          OLP LAKE WORTH LLC
                          by: One Liberty Properties, Inc. its sole member


                          By:      /s/ Mark H. Lundy
                          --------------------------------
                          Mark H. Lundy, Vice President

                          OLP-NNN MANAGER LLC
                          by: One Liberty Properties, Inc. its sole member


                          By:      /s/ Mark H. Lundy
                          ---------------------------------
                          Mark H. Lundy, Vice President


                          OLP ATHENS LLC
                          by: One Liberty Properties, Inc. its sole member


                          By:       /s/ Mark H. Lundy
                          ----------------------------------
                          Mark H. Lundy, Vice President


                          VALLEY NATIONAL BANK,
                          MERCHANTS BANK DIVISION


                          By:         /s/ Andrew Baron
                          ----------------------------------
                          Name: Andrew Baron
                          Title: First Vice President


                          BANK LEUMI USA


                          By:         /s/ Cynthia C. Wilbur
                          ----------------------------------
                          Name: Cynthia C. Wilbur
                          Title: Vice President


                          ISRAEL DISCOUNT BANK OF NEW YORK


                          By:        /s/ Marc Cooper
                          ----------------------------------
                          Name: Marc Cooper
                          Title: First Vice President

                          By:       /s/ Joel Bisenberg
                          ----------------------------------
                              Name: Joel Bisenberg
                              Title: Vice President


                          MANUFACTURERS AND TRADERS
                          TRUST COMPANY


                          By:       /s/ John Chiti
                          ----------------------------------
                          Name: John Chiti
                          Title: Vice President


                                   SCHEDULE 1
                                   ----------

                                     LENDERS



------------------------------------------------------- -------------------------- -------------------------------------
NAME AND ADDRESS                                        COMMITMENT                 COMMITMENT PERCENTAGE (expressed
                                                                                   as a fraction)
------------------------------------------------------- -------------------------- -------------------------------------
------------------------------------------------------- -------------------------- -------------------------------------
VALLEY NATIONAL BANK                                    $22,500,000.00             9/25
MERCHANTS BANK DIVISION
275 Madison Avenue
New York, New York 10016
Att: Andrew S. Baron, First V. P.
------------------------------------------------------- -------------------------- -------------------------------------
------------------------------------------------------- -------------------------- -------------------------------------
BANK LEUMI USA                                          $10,000,000.00             4/25
562 Fifth Avenue
New York, New York 10036
Att: Cynthia Wilbur, Vice President
------------------------------------------------------- -------------------------- -------------------------------------
------------------------------------------------------- -------------------------- -------------------------------------
ISRAEL DISCOUNT BANK OF NEW YORK                        $10,000,000.00             4/25
511 Fifth Avenue
New York, New York 10017
Att: Marc Cooper, First V.P.
------------------------------------------------------- -------------------------- -------------------------------------
------------------------------------------------------- -------------------------- -------------------------------------
MANUFACTURERS AND TRADERS TRUST COMPANY                 $20,000,000.00             8/25
350 Park Avenue
New York, NY  10022
Attention:  John Chiti, Vice President

------------------------------------------------------- -------------------------- -------------------------------------


                                  SCHEDULE 1.01
                                   GUARANTORS
----------------------------------------------- ------------------------------- --------------------------------------
NAME                                            JURISDICTION                    TYPE OF ENTITY
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP CHATTANOOGA, INC.                           Tennessee                       Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP PALM BEACH, INC.                            Florida                         Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP TEXAS, INC.                                 Texas                           Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP HAMILTON, INC.                              New York                        Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP CHULA VISTA CORP.                           California                      Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP THEATRES LLC                                Delaware                        Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP MOVIES LLC                                  Delaware                        Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP TUCKER LLC                                  Georgia                         Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP LAKE WORTH LLC                              Florida                         Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP-NNN MANAGER LLC                             Delaware                        Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------
----------------------------------------------- ------------------------------- --------------------------------------
OLP ATHENS LLC                                  Georgia                         Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021
----------------------------------------------- ------------------------------- --------------------------------------


                                  SCHEDULE 2.09

                                REQUIRED BALANCES

                            (Demand Deposit Amounts)



------------------------------------------------------------ ------------------
VALLEY NATIONAL BANK, MERCHANTS BANK DIVISION                $450,000.00
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
BANK LEUMI USA                                               $200,000.00
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
ISRAEL DISCOUNT BANK OF NEW YORK                             $200,000.00
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
MANUFACTURERS AND TRADERS TRUST COMPANY                      $400,000.00
------------------------------------------------------------ ------------------


                                SCHEDULE 3.01(u)

                                 COMMITMENT FEES



------------------------------------------------------------ -----------------
VALLEY NATIONAL BANK, MERCHANTS BANK DIVISION                $187,500.00
------------------------------------------------------------ -----------------
------------------------------------------------------------ -----------------
BANK LEUMI USA                                               $87,500.00
------------------------------------------------------------ -----------------
------------------------------------------------------------ -----------------
ISRAEL DISCOUNT BANK OF NEW YORK                             $100,000.00
------------------------------------------------------------ -----------------
------------------------------------------------------------ -----------------
MANUFACTURERS AND TRADERS TRUST COMPANY                      $200,000.00
------------------------------------------------------------ -----------------

                                SCHEDULE 4.01(a)

                                  Subsidiaries

         Name
         ----
OLP BATAVIA, INC.
OLP IOWA, INC.
OLP TEXAS, INC.
OLP - TSA GEORGIA, INC.
OLP DIXIE DRIVE HOUSTON, INC.
OLP GREENWOOD VILLAGE, COLORADO, INC.
OLP FT. MYERS, INC.
OLP RABRO DRIVE CORP.
OLP CHATTANOOGA, INC.
OLP COLUMBUS, INC.
OLP MESQUITE, INC.
OLP SOUTH HIGHWAY HOUSTON, INC.
OLP SELDEN, INC.
OLP PALM BEACH, INC.
OLP NEW HYDE PARK, INC.
OLP CHAMPAIGN, INC.
OLP EL PASO, INC.
OLP HAMILTON, INC.
OLP PLANO, INC.
OLP HANOVER PA, INC.
OLP GRAND RAPIDS, INC.
OLP PLANO I, L.P.
OLP EL PASO I, L.P.
OLP HANOVER I LLC
OLP PLANO LLC
OLP EL PASO I LLC
OLP THEATRES LLC
OLP RONKONKOMA LLC
OLP HAUPPAUGE, LLC
OLP LAKE CHARLES LLC
OLP MOVIES LLC
OLP TUCKER LLC
OLP LAKE WORTH LLC
OLP SOMMERVILLE LLC
OLP MARCUS DRIVE LLC
OLP LOS ANGELES, INC.
OLP NEWARK LLC
OLP GP INC.
OLP TEXAS I, LP
OLP KNOXVILLE LLC
OLP SAGINAW LLC
OLP CENTERREACH, LLC
OLP JAMAICA QUEENS LLC
OLP ROSEVILLE MN, LLC
OLP STONEWATER ALEXANDRIA, LLC
OLP PARMA LLC
OLP-NNN MANAGER LLC
OLP ATHENS LLC

                                SCHEDULE 4.01(f)

                                MATERIAL EVENTS
                                ---------------

                                      None.

                                SCHEDULE 4.01(r)

                                  LIEN PRIORITY
                                  -------------

                                      None.

                                SCHEDULE 4.01 (s)

                             Credit Agreements, etc.
                             -----------------------

                                  See attached.

                                SCHEDULE 5.02(a)

                                      Liens
                                      -----

                                      None.

                                SCHEDULE 5.02(b)

                                      Debt
                                      ----

                                  See attached.

                                SCHEDULE 5.02(i)

                                   Guaranties
                                   ----------

                                      None.

                                    EXHIBIT A

                               REVOLVING CREDIT NOTE

$
------------------------                        New York, New York

                                                -------------------, 2004

         FOR VALUE RECEIVED, on the Maturity Date, ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Great Neck, New York 11021 (the "Borrower"), promises to pay to the order of [Lender](the "Lender") at its office located at -----------------------------------------------, the principal sum of the lesser
of: (a)                              ($             ) Dollars; or (b) the
       ------------------------------  -------------
aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement (as defined below).

         The Borrower hereby authorizes the Lender to enter from time to time the amount of each Loan to the Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of the Lender to record such information on such schedule shall not in any way affect the obligation of the Borrower to pay any amount due under this Note.

         The Borrower shall pay interest on the unpaid balance of this Note from time to time outstanding at said office, at the rate of interest and at the times set forth in the Agreement.

         All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

         This Note is the Revolving Credit Note referred to in that certain Amended and Restated Loan Agreement among the Borrower, certain Guarantors and Lender and others of even date herewith (the "Agreement"), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

         If any action or proceeding be commenced to collect this Note or enforce any of its provisions, the Borrower further agrees to pay all costs and expenses of such action or proceeding and reasonable attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. The Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with the Lender that personal jurisdiction over the Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities hereunder, or the enforcement of either or all of the same. The Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower's address designated in the Agreement or at such other address as may be designated in writing by the Borrower to the Lender in accordance with 0 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served.

         THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS NOTE, THE LIABILITIES HEREUNDER OR THE ENFORCEMENT OF EITHER OR ALL OF THE SAME.

         The Lender may transfer this Note (subject to 0 of the Agreement) and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to the Lender in respect thereto, and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

         The Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                          ONE LIBERTY PROPERTIES, INC.


                          By:
                          Name:
                          Title:



                                        2


                       SCHEDULE OF REVOLVING CREDIT LOANS


--------------- ---------------------- -------------------- ------------------------- ----------------------------------
                                            Amount of
                                            Principal                                         Name of Principal
     Date          Amount of Loan        Paid or Prepaid         Unpaid Balance            Person Making Notation
     ----          --------------        ---------------         --------------            ----------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------



                                    EXHIBIT B

                            FORM OF BORROWING NOTICE

                                               Date:
                                                    --------------------------

Valley National Bank, Merchants Bank Division
275 Madison Avenue
New York, New York 10036
Attention:  Andrew Baron, First Vice President

Bank Leumi USA
562 Fifth Avenue
New York, New York 10036
Attention:  Cynthia Wilbur, Vice President

Israel Discount Bank of New York
511 Fifth Avenue
New York, New York 10036
Attention:  Marc Cooper, First Vice President

Manufacturers and Traders Trust Company
350 Park Avenue
New York, NY  10022
Attention:  John Chiti, Vice President

                  We hereby refer you to the Amended and Restated Loan Agreement
dated as of               , 2004 made between One Liberty Properties, Inc. and
           ---------------
certain other Guarantors and Valley National Bank, Merchants Bank Division, Bank Leumi USA, Israel Discount Bank of New York and Manufacturers and Traders Trust Company (the "Loan Agreement").

                  We wish to borrow the following amount from each Lender pursuant to the Loan Agreement, in accordance with each Lender's Commitment
Percentage:

Valley National Bank,
  Merchants Bank Division                                    $
                                                              -----------------
Bank Leumi USA                                               $
                                                              -----------------
Israel Discount Bank of New York                             $
                                                              -----------------
Manufacturers and Traders Trust Company                      $
                                                              -----------------

                  We have provided to Lender at least forty-eight (48) hours prior to the date hereof, the Real Estate Acquisition
Information.
A.       Funding

                  Borrow $            at a [Floating or LIBOR] Rate option with
                          ------------
an Interest Period (if applicable) of              [30, 60, 90 Days]
                                     ------------

B.       Conversion Selection

                  Convert  $           of outstanding  principal of a Loan from
                            ----------
a [Floating or LIBOR] Rate option, the final day of the current Interest Period
(if applicable) of which is             ,
                            ------------ ---------------, to a [Floating, or
LIBOR] Rate option,  with an Interest Period (if applicable) of                .
                                                                ---------------
C.       Continuation Selection

                  Continue  $              of outstanding  principal of a Loan
                             -------------
currently bearing Interest at the LIBOR Rate option the final day of the
current  Interest  Period (if  applicable) of which is                ,
                                                      ----------------
                 ,  with an Interest Period (if applicable) of                .
-----------------                                              ---------------

D.       Purpose of Loan


E.       Expected means of repayment



                  Unless otherwise defined, terms used herein have the meanings provided in the Loan Agreement.


                       SCHEDULE OF REVOLVING CREDIT LOANS


--------------- ---------------------- -------------------- ------------------------- ----------------------------------
                                            Amount of
                                            Principal                                         Name of Principal
     Date          Amount of Loan        Paid or Prepaid         Unpaid Balance            Person Making Notation
     ----          --------------        ---------------         --------------            ----------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------
--------------- ---------------------- -------------------- ------------------------- ----------------------------------

--------------- ---------------------- -------------------- ------------------------- ----------------------------------



                                    EXHIBIT C

                      PORTFOLIO OF REAL ESTATE INVESTMENTS
                      ------------------------------------

                                  See attached.

                                    EXHIBIT D

                   FORM OF COMPUTATION OF COVENANT COMPLIANCE
                   ------------------------------------------


                                  See attached.

                       FORM OF SECTION 3.01(m) CERTIFICATE
                       -----------------------------------


                                                                [DATE]



                  Reference is made to the Loan Agreement, dated as of         ,
                                                                       --------
2004, by and among One Liberty Properties, Inc., a Maryland corporation (the "Borrower"), certain other guarantors as defined therein ("Guarantors") and Valley National Bank, Merchants Bank Division, Bank Leumi USA, Israel Discount Bank of New York and Manufacturers and Traders Trust Company (collectively, the "Lender") (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"). Capitalized terms used herein which are defined in the Loan Agreement shall have the meanings therein defined. This Certificate is delivered pursuant to Section 3.01(m) of the Loan Agreement.

                  The undersigned, being the duly elected, qualified and acting chief financial officer of the Borrower, on behalf of the Borrower, and solely in his or her capacity as an officer of the Borrower, hereby certifies and warrants that:

                  1.             is the [President] [Vice President] [Chief
                     -----------
Financial Officer] of the Borrower and that, as such, he or she is authorized to execute this certificate on behalf of the Borrower.

                  2. The representations and warranties contained in Article IV of the Loan Agreement and in the Loan Documents are true and correct in all material respects on and as of the date hereof.

                  3. No Default or Event of Default has occurred and is continuing or would result from the making of the initial Revolving Credit Loan.

BORROWER:                  ONE LIBERTY PROPERTIES, INC.


                           By:
                              -------------------------
                           Name:
                                -----------------------
                           Title: